UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

                                November 27, 2006
(Date of Report (Date of Earliest Event Reported))

                                 LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

MICHIGAN	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Indentification Number)

1284 North Telegraph Road, Monroe, Michigan	48162-3390
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code (734) 242-1444

                                           None

        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The Continued Dumping and Subsidy Offset Act of 2000 (“CDSOA”) provides for the distribution of monies collected by U.S. Customs and Border Protection from antidumping cases to domestic producers that supported the anti-dumping petition. Our petitioning companies collectively received $3.4 million in CDSOA payments net of related fees, in connection with the case involving wooden bedroom furniture imported from China.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LA-Z-BOY INCORPORATED (Registrant)

Date: December 6, 2006

BY: /S/ Mark Copping Mark Copping Corporate Controller On behalf of the registrant and as Chief Accounting Officer